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                                                                    Exhibit 99.2

May 2002


                 MONTHLY CERTIFICATEHOLDERS' STATEMENT

                    CC MASTER CREDIT CARD TRUST II
          (Formerly Chevy Chase Master Credit Card Trust II)
                             SERIES 1995-A

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1995-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the June 17, 2002, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the May 2002, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class A
     Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class A
          Certificateholders, per $1,000 original
          certificate principal amount                            $1,001.9158333

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                            $    1.9158333

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                            $1,000.0000000

B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class A Investor Charge Offs              $    0.0000000

     (2)  The amount of Class A Investor Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                            $    0.0000000

     (3)  The total amount reimbursed in respect of Class A
          Investor Charge Offs                                    $    0.0000000

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     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount                $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                        $0.0000000

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution to Class B
          Certificateholders, per $1,000 original
          certificate principal amount                                $2.0166666

     (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original
          certificate principal amount                                $2.0166666

     (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original
          certificate principal amount                                $0.0000000

D)   Class B Investor Charge Offs and Reimbursement of
     Charge Offs

     (1)  The amount of Class B Investor Charge Offs                  $0.0000000

     (2)  The amount of Class B Investors Charge Offs set
          forth in paragraph 1 above, per $1,000 original
          certificate principal amount                                $0.0000000

     (3)  The total amount reimbursed in respect of Class B
          Investor Charge Offs                                        $0.0000000

     (4)  The amount set forth in paragraph 3 above, per
          $1,000 original certificate principal amount                $0.0000000

     (5)  The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date                                                        $0.0000000


                                            First USA Bank, National Association
                                            as Servicer

                                            By /s/ Tracie Klein
                                              ----------------------------------
                                               Tracie H. Klein
                                               First Vice President